Security Equity Fund
Security Large Cap Value Fund
Security Mid Cap Growth Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated September 15, 2008
to the Statement of Additional Information Dated July 11, 2008

The following information amends the Statement of Additional Information (the "SAI") on page 3 in the paragraph entitled "Shares of Other Investment Companies." The paragraph is deleted in its entirety and replaced with the following:

Each of the Funds may invest in shares of other investment companies or investment vehicles, which may include, among others, index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index) and DIAMONDS (based on the Dow Jones Industrial Average). To the extent a Fund invests in other investment companies, it will incur its pro rata share of the underlying investment companies' expenses. Investment in the shares of other investment companies or investment vehicles thus has the effect of requiring shareholders to pay the operating expenses (including, for example, investment advisory and other management fees) of two or more mutual funds. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. A Fund's investment in the securities of other investment companies or investment vehicles will be limited so that, as determined immediately after a purchase is made, not more than 3% of the total outstanding voting stock of any one investment company or investment vehicle will be owned by the Fund and its affiliates.

Please Retain This Supplement for Future Reference